SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 1, 2013 (July 31, 2013)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                                           Termination of a Material Definitive Agreement.

As previously disclosed, the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”) approved the asset purchase agreement (the “Asset Purchase Agreement”) of Dynegy Danskammer, L.L.C. (“Danskammer”), an indirect subsidiary of Dynegy Inc. (“Dynegy”), with ICS NY Holdings, LLC (“Purchaser”) regarding the sale of the Danskammer power generation facility and associated real property to Purchaser (the “Transaction”). The Bankruptcy Court ordered the Purchaser to close the Transaction by July 31, 2013. The Purchaser did not close and Danskammer has terminated its obligations under the Asset Purchase Agreement. Danskammer and its affiliated debtors (the “Debtors”) are actively marketing the Danskammer assets. Should the Debtors be unable to find a purchaser for the assets, the Debtors will evaluate all alternatives for the Danskammer assets including liquidation of the remaining assets or conversion of the Danskammer Chapter 11 case to Chapter 7 liquidation under the United States Bankruptcy Code. In such event, the proceeds from the Dynegy Roseton, L.L.C. facility sale transaction will be distributed pursuant to the Amended Chapter 11 Joint Plan of Liquidation, including any modification thereto.

Item 2.02                                           Results of Operations and Financial Condition.

On August 1, 2013, Dynegy issued a press release announcing its second quarter 2013 financial results, updating its 2013 guidance estimates and providing an AER transaction update. A copy of Dynegy’s August 1, 2013 press release is furnished herewith as Exhibit 99.1 and is incorporated herein by this reference. Dynegy management will hold an investor conference call and webcast at 9 a.m. ET/8 a.m. CT on Thursday August 1, 2013 to review its second quarter 2013 financial results and related information. Participants may access the webcast and the related presentation materials in the Investor Relations section of Dynegy’s website (www.dynegy.com), the replay of which will remain accessible until the date Dynegy’s third quarter 2013 financial results are available.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Non-GAAP Financial Information

In analyzing and planning for Dynegy’s business, management supplements Dynegy’s use of GAAP financial measures with non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Free Cash Flow. These non-GAAP financial measures reflect an additional way of viewing aspects of Dynegy’s business that, when viewed with its GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting its business. In this Form 8-K, Dynegy discusses such non-GAAP financial measures included in the press release, including definitions of such non-GAAP financial information, identification of the most directly comparable GAAP financial measures and the reasons why management believes these measures provide useful information regarding Dynegy’s financial condition, results of operations and cash flows, as applicable, and, to the extent material, the additional purposes, if any, for which these measures are used. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent available without unreasonable effort, are contained in the schedules attached to the press release.

EBITDA Measures.

“EBITDA” – is defined as earnings (loss) before interest expense, income tax expense (benefit), and depreciation and amortization expense.

“Adjusted EBITDA” – is defined as EBITDA adjusted to exclude (i) gains or losses on the sale of certain assets, (ii) the impacts of mark-to-market changes on economic hedges related to Dynegy’s generation portfolio, (iii) the impact of impairment charges and certain other costs such as those associated with the acquisition of AER, internal reorganization and bankruptcy proceedings, (iv) amortization of intangible assets and liabilities, (v) income or loss associated with discontinued operations and (vi) income or expense on up-front premiums received or paid for financial options in periods other than the strike periods. Enterprise-wide Adjusted EBITDA includes the Adjusted EBITDA for legacy Dynegy for the periods prior to the merger of Dynegy Holdings, LLC with and into legacy Dynegy, with Dynegy continuing as the surviving legal entity.

Enterprise-wide Adjusted EBITDA is meant to reflect the operating performance of Dynegy’s entire power generation fleet for the period presented; consequently, it excludes the impact of mark-to-market accounting, impairment charges, gains and losses on sales of assets and other items that could be considered “non-operating” or “non-core” in nature. Because EBITDA and Adjusted EBITDA are financial measures that management uses to allocate resources, determine Dynegy’s ability to fund capital expenditures, assess performance against Dynegy’s peers and evaluate overall financial performance, management believes they provide useful information for Dynegy’s investors. In addition, many analysts, fund managers and other stakeholders that communicate with Dynegy typically request its financial results in an EBITDA and Adjusted EBITDA format presented on an enterprise-wide basis.

As prescribed by the SEC, when EBITDA or Adjusted EBITDA is discussed in reference to performance on a consolidated basis, the most directly comparable GAAP financial measure to EBITDA and Adjusted EBITDA is Net income (loss). Management does not analyze interest expense and income taxes on a segment level; therefore, the most directly comparable GAAP financial measure to EBITDA or Adjusted EBITDA when performance is discussed on a segment level is Operating income (loss).

Cash Flow Measure. Dynegy’s non-GAAP Cash Flow measure may not be representative of the amount of residual cash flow that is available to Dynegy for discretionary expenditures, since it may not include deductions for mandatory debt service requirements and other non-discretionary expenditures. Management believes, however, that Dynegy’s non-GAAP Cash Flow measure is useful because it measures the cash generating ability of Dynegy’s operating asset-based energy business relative to its capital expenditure obligations and financial performance.

“Free Cash Flow” — is defined as cash flow from operations less maintenance and environmental capital expenditures and debt refinance costs plus restricted cash posted as collateral. The most directly comparable GAAP financial measure to such measure is cash flow from operations.

Management believes that the historical non-GAAP measures and forward-looking non-GAAP measures disclosed in Dynegy’s filings are only useful as an additional tool to help management and investors make informed decisions about Dynegy’s financial and operating performance. Further there can be no assurance that the assumptions made in preparing forward-looking non-GAAP numbers will prove accurate, and actual results may be materially less or greater than those contained in the forward-looking non-GAAP numbers.  By definition, non-GAAP measures do not give a full understanding of Dynegy; therefore, to be truly valuable, they must be used in conjunction with the comparable GAAP measures. In addition, non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. Dynegy strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

Item 7.01                                           Regulation FD Disclosure.

The information set forth in Item 1.02 above is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

99.1	Press release dated August 1, 2013, announcing results of operations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: August 1, 2013	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated August 1, 2013, announcing results of operations